                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2004
                                                          ---------------

                            MERRIMAC INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   0-11201                  22-1642321
         --------                   -------                  ----------
(State of incorporation)   (Commission File Number)          (IRS Employer
                                                         Identification Number)

        41 Fairfield Place, West Caldwell, New Jersey        07006
        ---------------------------------------------        -----
        (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (973) 575-1300
                                                           --------------

ITEM 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

99.1  Press release dated August 17, 2004 issued by Merrimac Industries, Inc., announcing results of operations for the second quarter ended July 3,
      2004.

ITEM 12. Results of Operations and Financial Condition.

On August 17, 2004, Merrimac Industries, Inc. issued a press release announcing results of operations for the second quarter ended July 3, 2004. The entire text of the press release is furnished as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 17, 2004

                                    MERRIMAC INDUSTRIES, INC.

                                    By: /s/ Robert V. Condon
                                    --------------------------------
                                    Name:  Robert V. Condon
                                    Title: Vice President, Finance and Chief
                                           Financial Officer